Exhibit 10.78

AMENDMENT NUMBER ONE TO FIFTH AMENDED AND RESTATED LOAN
AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER ONE TO FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of November 8, 2002, is entered into by and among HPSC, INC., a Delaware corporation (“Borrower”), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent”; and together with each of the Lenders, individually and collectively, the “Lender Group”), in light of the following:

W I T N E S S E T H

WHEREAS, Borrower and the Lender Group are parties to that certain Loan and Security Agreement, dated as of August 5, 2002 (as amended, restated, supplemented, or modified from time to time, the “Loan Agreement”);

WHEREAS, Borrower has requested that the Lender Group consent to the amendment of the Loan Agreement as set forth herein; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.             DEFINITIONS.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.             AMENDMENTS TO LOAN AGREEMENT.

(a)           Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“First Amendment” means that certain Amendment Number One to Loan and Security Agreement dated as of November 8, 2002, by and between the Borrower and the Lender Group.

“First Amendment Effective Date” means the date, if ever, that all of the conditions set forth in Section 3 of the Third Amendment shall be satisfied (or waived by Agent in its sole discretion).

“First Amendment Fee” has the meaning set forth in Section 2.11(d).

(b)           Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions as follows:

“Maximum Revolver Amount” means (a) from the First Amendment Effective Date until January 24, 2003, $60,000,000, and (b) on and after the January 24, 2003, $50,000,000.

(c)           Section 2.11 of the Loan Agreement is hereby amended (i) by inserting the phrase “(except in the case of the fee described in clause (d) of this Section 2.11, which fee shall be divided among the Lenders as set forth in such clause (d) hereof)” immediately following the words “(irrespective of whether this Agreement is terminated thereafter) and shall” appearing in the first sentence therein, (ii) by deleting the word “and” at the end of clause (b) thereof, (iii) by deleting the period at the end of clause (c) thereof and replacing it with “, and”, and (iv) by adding the following new clause (d):

“(d)         First Amendment Fee.  An amendment fee in the amount of $30,000 (the “First Amendment Fee”), which amendment fee shall be fully earned on the First Amendment Effective Date, shall be charged to Borrower’s Loan Account on January 3, 2003, and shall be divided equally between Citizens Bank of Massachusetts and Banknorth, N.A..”

(d)           Schedule C-1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

Schedule C-1

Commitments

Lender	Revolver Commitment	Total Commitment
Foothill Capital Corporation (from the First Amendment Effective Date until January 24, 2003)	$30,000,000	$30,000,000
Foothill Capital Corporation (on and after January 24, 2003)	$30,000,000	$30,000,000
Banknorth, N.A. (from the First Amendment Effective Date until January 24, 2003)	$15,000,000	$15,000,000
Banknorth, N.A. (on and after January 24, 2003)	$10,000,000	$10,000,000
Citizens Bank of Massachusetts (from the First Amendment Effective Date until January 24, 2003)	$15,000,000	$15,000,000
Citizens Bank of Massachusetts (on and after January 24, 2003)	$10,000,000	$10,000,000
All Lenders (from the First Amendment Effective Date until January 24, 2003)	$60,000,000	$60,000,000
All Lenders (on and after January 24, 2003)	$50,000,000	$50,000,000

3.             CONDITIONS PRECEDENT TO THIS AMENDMENT.  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)           The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b)           Agent shall have received the reaffirmation and consent of ACFC attached hereto as Exhibit A (the “Consent”), duly executed and delivered by an authorized official of ACFC;

(c)           No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(d)           No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, the Guarantors, or the Lender Group.

4.             REPRESENTATIVES AND WARRANTIES.  Borrower hereby represents and warrants to the Lender Group as follows:

(a)           the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

(b)           this Amendment and the Loan Agreement, as amended by this Amendment, constitute Borrower’s legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms,

(c)           this Amendment has been duly executed and delivered by Borrower,

(d)           the execution, delivery, and performance of the Consent is within ACFC’s corporate power, has been duly authorized by all necessary corporate action, and is not in contravention of any law, rule or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

(e)           the Consent constitutes ACFC’s legal, valid, and binding obligations, enforceable against Guarantor in accordance with its terms, and

(f)            the Consent has been duly executed and delivered by ACFC.

5.             CONSTRUCTION.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6.             ENTIRE AMENDMENT; EFFECT OF AMENDMENT.  This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof.  Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect.  The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof.  The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.  To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.  This Amendment is a Loan Document.

7.             COUNTERPARTS; TELEFACSIMILE EXECUTION.  This Amendment may be executed in any number of counterparts, all of whom taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.            MISCELLANEOUS.

(a)           Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

(b)           Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

HPSC, INC.
a Delaware corporation

By:	/s/ John W. Everets
Title:	Chairman

FOOTHILL CAPITAL CORPORATION,
a California corporation, as Agent and as a Lender

By:	/s/ Virginia H. Brown
Title:	Senior Vice President

BANKNORTH, N.A.,
a national association, as a Lender

By:	/s/ Paul B. Forester
Title:	Vice President

CITIZENS BANK OF MASSACHUSETTS,
a Massachusetts chartered bank, as a Lender

By:	/s/ D. Farwell
Title:	Vice President

S-1

Exhibit A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Fifth Amended and Restated Loan and Security Agreement by and among HPSC, INC., a Delaware corporation (“Borrower”), each of the lenders that is from time to time a party thereto (together with their respective successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent”; and together with each of the Lenders, individually and collectively the “Lender Group”), dated as of August 5, 2002 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), or in Amendment Number One to Fifth Amended and Restated Loan and Security Agreement, dated as of November 8, 2002 (the “Amendment”), among Borrower and the Lender Group. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.  Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent.  Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

AMERICAN COMMERCIAL FINANCE CORPORATION,
a Delaware corporation

By:	/s/ John W. Everets
Name:	John W. Everets
Title:	Chairman